UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 29, 2020

Date of Report (Date of earliest event reported) October 29, 2020

The Boeing Company

(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)

(312) 544-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Contract.

On November 2, 2020, The Boeing Company (the “Company”) issued $4,900,000,000 in aggregate principal amount of senior notes (the “Notes”) consisting of (1) $1,000,000,000 in aggregate principal amount that bear interest at the rate of 1.950% per annum and will mature on February 1, 2024 (the “2024 Notes”), (2) $1,400,000,000 in aggregate principal amount that bear interest at the rate of 2.750% per annum and will mature on February 1, 2026 (the “2026 Notes”), (3) $1,100,000,000 in aggregate principal amount that bear interest at the rate of 3.250% per annum and will mature on February 1, 2028 (the “2028 Notes”) and (4) $1,400,000,000 in aggregate principal amount that bear interest at the rate of 3.625% per annum and will mature on February 1, 2031 (the “2031 Notes”). Interest on the Notes is payable semiannually in arrears on February 1 and August 1 of each year, beginning on February 1, 2021. The interest rate payable on the Notes will be subject to adjustment based on certain rating events. The Notes are unsecured and have the same rank as the Company’s other unsecured and unsubordinated debt.

The Notes were issued pursuant to an Indenture dated as of February 1, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank, as supplemented by an Officers’ Certificate, dated November 2, 2020, pursuant to Sections 102, 301 and 303 of the Indenture (the “Officers’ Certificate”) establishing the terms and providing for the issuance of the Notes. The sale of the Notes was made pursuant to the terms of a Purchase Agreement (the “Purchase Agreement”), dated October 29, 2020, by and among the Company and with respect to each of the 2024 Notes, the 2026 Notes, the 2028 Notes and the 2031 Notes, Wells Fargo, LLC, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Mizuho Securities USA LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the purchasers named therein. The Company may redeem the Notes in whole or in part, upon at least 10 days’ notice but not more than 60 days’ notice, at any time prior to maturity at the applicable redemption price described in the Final Prospectus Supplement dated October 29, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2020 (the “Final Prospectus Supplement”).

The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-240300), as filed with the SEC on August 3, 2020. The Company has filed with the SEC a Prospectus dated August 3, 2020, a Preliminary Prospectus Supplement dated October 29, 2020, a Free Writing Prospectus dated October 29, 2020, and the Final Prospectus Supplement in connection with the public offering of the Notes.

The above description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The above description of the terms of the Notes is qualified in its entirety by the Form of Note for the 2024 Notes, the 2026 Notes, the 2028 Notes and the 2031 Notes filed as Exhibits 4.1 through 4.4 hereto, and the Officers’ Certificate filed as Exhibit 4.5 hereto, each of which is incorporated herein by reference. Kirkland & Ellis LLP has issued an opinion, dated November 2, 2020, to the Company regarding certain legal matters with respect to the offering of the Notes, a copy of which is filed as Exhibit 5.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated October 29, 2020, among the Company, and with respect to each of the 2024 Notes, the 2026 Notes, the 2028 Notes and the 2031 Notes, Wells Fargo, LLC, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Mizuho Securities USA LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the purchasers named therein.

4.1	Form of Note for the 1.950% Senior Notes due 2024 (included in Exhibit 4.5).

4.2	Form of Note for the 2.750% Senior Notes due 2026 (included in Exhibit 4.5).

4.3	Form of Note for the 3.250% Senior Notes due 2028 (included in Exhibit 4.5).

4.4	Form of Note for the 3.625% Senior Notes due 2031 (included in Exhibit 4.5).

4.5	Officers’ Certificate pursuant to Sections 102, 301 and 303 of the Indenture, dated November 2, 2020.

5.1	Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ Grant M. Dixton
Grant M. Dixton
Senior Vice President, General Counsel and Corporate Secretary

Dated: November 2, 2020